SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. _)

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [X]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

LADISH CO., INC.
(Name of Registrant as Specified in its Charter)

GRACE BROTHERS, LTD.
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules
     14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:
     2)   Aggregate number of securities to which
          transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
          Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     4)   Proposed maximum aggregate value of transaction:
     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting Fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

GRACE BROTHERS, LTD.
1560 Sherman Avenue, Suite 900
Evanston, Illinois 60201
May 19, 2003

Dear Fellow Ladish Shareholder:

Grace Brothers, Ltd. is the largest shareholder of Ladish
Co., Inc., a Wisconsin corporation, holding 29.6% of its outstanding shares. As described in the accompanying proxy materials, Grace Brothers seeks to elect its own slate of six nominees to the Ladish board of directors.

We believe that the election of our nominees will enhance the composition of the board by increasing its independence. Our nominees will work with management to maximize the long-term value of the Company. We are therefore seeking your support to elect to Ladish's board of directors our slate of nominees who are further described in the accompanying proxy materials.

Join us in our effort. Ladish's Annual Meeting is scheduled to take place on June 6, 2003. The enclosed Proxy Statement contains important information concerning the Company's
Annual Meeting and our nominees--please read it carefully.

WE URGE YOU TO SIGN, DATE, AND RETURN THE ENCLOSED GREEN
PROXY CARD TODAY TO VOTE FOR THE ELECTION OF OUR NOMINEES.

Thank you for your support.

Grace Brothers, Ltd.

YOUR VOTE IS VERY IMPORTANT

* Please sign, date and return the enclosed GREEN proxy card today in the postage-paid envelope provided.
* Do not sign any proxy card that you may receive from the company, even as a protest vote against Ladish's current board and management.

If you have any questions, or need assistance voting, please contact MacKenzie Partners, Inc., the firm assisting us in the solicitation of proxies:

[Logo MacKenzie Partners, Inc.]
105 Madison Avenue
New York, New York 10016
(212) 929-5500 (Call Collect)
or
Call Toll-Free (800) 322-2885
Email: proxy@mackenziepartners.com

2003 ANNUAL MEETING OF STOCKHOLDERS
OF
LADISH CO., INC.

To Be Held on June 6, 2003

PROXY STATEMENT
of
GRACE BROTHERS, LTD.

This Proxy Statement is furnished to the stockholders of Ladish Co., Inc. (the "Company") by Grace Brothers Ltd.
("Grace Brothers") in connection with the Annual Meeting of Stockholders of the Company to be held at the Four Points
Hotel Sheraton Milwaukee Airport located at 4747 South
Howell Avenue, Milwaukee, Wisconsin on Friday, June 6, 2003 at 10:00 a.m., Central Daylight Time, or at any adjournment thereof (the "Annual Meeting").

The enclosed proxy is solicited by and on behalf of Grace
Brothers, a 29.6% stockholder of the Company. This Proxy
Statement and the enclosed form of proxy are being mailed to stockholders on or about May 19, 2003.

WHY YOU SHOULD VOTE FOR GRACE BROTHERS' NOMINEES

Grace Brothers seeks your help to elect its six nominees to the Ladish board of directors. Our nominees include individuals who have substantial experience in aerospace manufacturing business or in similar manufacturing industries and will work to create shareholder value for all shareholders.

We Seek More Independence and Industry Experience on the
Board

Grace Brothers seeks to change the composition of the board so that it consists of members who are more independent from management. Of the current seven member board, the Company's securities filings contain descriptive biographies of current board members and nominees that include the following:

     *  The Company's President and Chief Executive
        Officer.

     *  The Company's Vice President Law/Finance.

     * The CEO of Weber Metals, with which the Company has had a joint venture since 1995. The Company has paid Weber Metals in excess of $1 million in each of the past two years.

     * The former CFO of a Milwaukee-based law firm that serves as a principal outside legal advisor to the Company.

     * A former senior banker for a lending institution that is a majority participant in the lending syndicate for the Company's $25 million credit facility.

It is Grace Brothers' opinion and belief that the Company and its shareholders will be better served by a board of directors that has fewer ties to the Company, and is composed of individuals who are independent and have extensive relevant business experience.

Our nominees are J. Robert Peart, Gregg G. Williams, James
C. Hill, Robert J. Daniels, Robert W. Sullivan, and
Margaret B. Hampton. Their qualifications are described in the following pages. One of these nominees, Ms. Hampton is an employee of Grace Brothers. Mr. Williams is COO of a company which, prior to 2002, purchased Ladish products.
All the other nominees are independent of Grace Brothers and the Company. All nominees are highly qualified, highly experienced, and fully aware of their fiduciary duty to ALL of the shareholders of the Company. Through this proxy solicitation, Grace Brothers is seeking to create an independent and highly qualified board of directors, focused on creating value for all shareholders.

BACKGROUND

Grace Brothers has owned at least a 20% stake in the Company since its initial public offering in 1998. In an attempt to become more involved in the maximization of shareholder value, Grace Brothers formally requested one seat on the board in July, 2001. After six months of resistance, and only coincident with the addition of two new members to the board who were supported by management, the board agreed to add Ms. Hampton, an employee of Grace
Brothers, to the board. Since her appointment in December, 2001, Ms. Hampton has attempted to work with current management and the current board members to focus their efforts on maximizing shareholder value.

Prior to filing this proxy statement, Grace Brothers approached certain members of the board and suggested that it could support a slate of directors made up of the current board, with the exception of two current members being replaced by Grace designees. Apparently, this was not acceptable to the board, given that the Company filed its proxy statement on April 2, 2003, identifying a proposed slate of directors identical to the directors currently serving on the board. The Company proxy statement was filed by the Company for purposes of soliciting proxies in connection with its Annual Meeting of Stockholders initially scheduled for May 14, 2003.

In response to such filing, and for the purpose of soliciting proxies for its own slate of directors, Grace
Brothers began to distribute on May 1, 2003 its own proxy statement to Company shareholders. The Grace Brothers Proxy
Statement encouraged Company shareholders to vote for its slate of six nominees. On May 1, 2003, the Company announced that it intended to postpone the Annual Meeting to June 6, 2003. This postponement of the Annual Meeting made it necessary for both the Company and Grace Brothers to revise and re-circulate their respective proxy statements and proxy cards to Company shareholders. On May
15, 2003, the Company began distributing its revised proxy materials to Company shareholders.

Our Vision For Ladish

Grace Brothers seeks to change the composition of the board of directors in a way which Grace Brothers believes will enhance the ability of the board to work cooperatively and independently of management and to maximize shareholder value. Though Grace Brothers does not have any current specific plans or proposals for maximizing shareholder value, we would consider a number of strategic alternatives including a sale of the Company, the exploration of merger and acquisition opportunities, implementation of cost controls and other changes to the Company's business model in an effort to increase profitability and more effectively manage working capital and capital expenditures. We have no current plan or intention to remove senior management.

It is Grace Brothers' opinion and belief that the business acumen of its nominees and their independent relationship with the Company will allow them to effectively discharge their duties as directors and to serve the interests of shareholders. We believe we can enhance shareholder value for all shareholders through this process. If elected, our nominees will be subject to a fiduciary duty to act in the best interests of all of the Company's shareholders. There can be no assurance that if our nominees are elected that the Company's share value will be increased.

YOUR VOTE IS IMPORTANT. YOU, THE COMPANY'S SHAREHOLDERS,
CAN VOTE TO PROTECT YOUR INVESTMENT IN THE COMPANY, BY
SIGNING, DATING AND MAILING PROMPTLY THE ENCLOSED GREEN
PROXY CARD IN SUPPORT OF GRACE BROTHERS' NOMINEES.

THIS SOLICITATION IS BEING MADE BY GRACE BROTHERS AND NOT
ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.  YOUR
VOTE IS IMPORTANT. PLEASE SIGN AND DATE THE ENCLOSED GREEN
PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE PROMPTLY.
PROPERLY VOTING THE ENCLOSED GREEN PROXY CARD AUTOMATICALLY
REVOKES ALL PRIOR PROXY CARDS PREVIOUSLY SIGNED BY YOU.

DO NOT MAIL ANY PROXY CARD OTHER THAN THE ENCLOSED GREEN
CARD IF YOU WISH TO VOTE FOR THE NOMINEES THAT GRACE
BROTHERS SUPPORTS.  EVEN IF YOU PREVIOUSLY HAVE VOTED A
WHITE PROXY CARD FURNISHED TO YOU BY THE COMPANY'S CURRENT
BOARD, YOU HAVE THE LEGAL RIGHT TO CHANGE YOUR VOTE BY
SIGNING, DATING AND RETURNING THE ENCLOSED GREEN PROXY
CARD. ONLY YOUR LATEST DATED PROXY WILL COUNT AT THE
MEETING.

HOLDERS OF RECORD OF SHARES OF COMMON STOCK AS OF MAY 12,
2003, THE RECORD DATE FOR VOTING AT THE ANNUAL MEETING, ARE
URGED TO SUBMIT A GREEN PROXY CARD EVEN IF YOUR SHARES ARE
SOLD AFTER THE RECORD DATE.   IF YOU PURCHASED SHARES OF
COMMON STOCK AFTER THE RECORD DATE AND WISH TO VOTE SUCH
SHARES AT THE MEETING, YOU SHOULD OBTAIN A GREEN PROXY CARD
FROM THE SELLER OF SUCH SHARES.

IF YOUR SHARES ARE REGISTERED IN YOUR OWN NAME, PLEASE
SIGN, DATE AND MAIL THE ENCLOSED GREEN PROXY CARD TO US IN
CARE OF MACKENZIE PARTNERS, INC. ("MACKENZIE PARTNERS"),
THE FIRM ASSISTING GRACE BROTHERS IN THE SOLICITATION OF
PROXIES, IN THE POSTAGE-PAID ENVELOPE PROVIDED.

IF YOUR SHARES ARE HELD IN THE NAME OF A BROKERAGE FIRM,
BANK NOMINEE OR OTHER INSTITUTION, ONLY IT CAN VOTE YOUR
SHARES AND ONLY UPON RECEIPT OF SPECIFIC INSTRUCTIONS FROM
YOU. ACCORDINGLY, YOU SHOULD CONTACT THE PERSON RESPONSIBLE
FOR YOUR ACCOUNT AND GIVE INSTRUCTIONS FOR A GREEN PROXY
CARD TO BE SIGNED REPRESENTING YOUR SHARES.

If you have any questions about executing your proxy or require assistance, please call:

[Logo of MacKenzie Partners, Inc.]
105 Madison Avenue
New York, New York 10016
(212) 929-5500 (Call Collect)
or
Call Toll-Free (800) 322-2885
Email: proxy@mackenziepartners.com

PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

According to the Company's proxy statement, the Annual
Meeting is being called for the following purposes:

  1. To elect seven directors; and

  2. To transact such other business as may properly come before the meeting.

The Company began distributing its proxy statement to shareholders on or about May 15, 2003.

Election of Directors

At the Annual Meeting, seven directors are to be elected who shall hold office until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified. It is the intention of the persons named on Grace Brothers' proxy to vote for the election of each of the nominees listed below, unless authority is withheld. All such nominees have consented to be named in our Proxy Statement and indicated a willingness to serve as directors, but if any of them should decline or be unable to serve as a director, the persons named in the proxy will vote for the election of another person recommended by Grace Brothers.

At the Annual Meeting, directors will be elected by a plurality of the votes cast, which means that the seven nominees receiving the highest number of votes will be elected to the board, providing a quorum is present.
Because Grace Brothers is only seeking to elect six persons to a seven member board, even if all of its six nominees are elected there will likely be one additional nominee who will be elected to the Board at the Annual Meeting. There can be no assurance that any other nominees will agree to serve on the Board of directors if any or all of Grace
Brothers nominees are elected.

Grace Brothers recommends that you vote "FOR" the election of each of the six nominees to the Board of Directors set forth below.

Our Nominees

J. Robert Peart, 40. Mr. Peart is currently a Managing
Director with RESIDCO, a transportation investment banking firm. From 1999 until 2001, Mr. Peart was Senior Vice
President and General Manager of the engine sales and leasing division of AAR Corporation. From 1996 until 1999 he was CFO of Southern Air Transport, a privately held cargo airline. From 1988 until 1995, Mr. Peart was with Bank of Montreal in various corporate finance roles, including management responsibility for the bank's transportation/aerospace division. Mr. Peart holds a Bachelor's degree in accounting from Bradley University, and completed MBA course work at Northwestern University's
Kellogg Graduate School of Management.

Gregg G. Williams, 44. Mr. Williams is President and Chief
Operating Officer of Williams International Co., LLC, a manufacturer of gas turbine engines. Mr. Williams has been with Williams International for more than 20 years. Mr.
Williams holds numerous patents related to gas turbine engines and turbo machinery. Mr. Williams holds a BS in Mechanical Engineering from the University of Utah.

James C. Hill, 55. From 1997 to 2001, Mr. Hill was Chairman and CEO of Vision Metals, Inc., a Michigan based privately held steel manufacturing company. From 1983 until 1997, Mr.
Hill was Vice President of Quanex Corporation and President of the Quanex Tube Group, a producer of specialty steel tubing. Mr. Hill holds a BS in Metallurgical Engineering from Lehigh University, an MS in Materials Science from
Northwestern University, and graduated from the Harvard
University Advanced Management Program.

Robert J. Daniels, 69. Mr. Daniels retired in 1995 as
President and CEO of Liquid Carbonic Industries and
Executive Vice President of CBI Industries, Inc., its parent. Mr. Daniels was a member of the Board of Directors of CBI from 1988 to 1995. From 1983 until 1987, Mr. Daniels served as Chief Financial Officer of Liquid Carbonics, after holding various financial positions wit the Company since he joined in 1966. In 1996 he served as chairman of the Compressed Gas Association of North America, an industry trade association, located in Washington D.C.
Formerly he was a director of IOMA, the international association of industrial gas manufacturers, and has served on several U.S. and European business boards of directors.
Mr. Daniels is currently a member of the Japan America
Society, the Northwestern University Associates, the
Chicago Council of Foreign Relations and the Stratford
Festival. He holds a BS degree in management from the University of Illinois and an MBA from the University of Chicago.

Robert W. Sullivan, 44. Mr. Sullivan is President of The
Plitt Company, a seafood distribution concern. Mr. Sullivan had been President of The Martec Group, a sales and marketing consulting group for more than fifteen years. Mr.
Sullivan is a Director of Furr's Restaurant Group in
Dallas, Texas. Mr. Sullivan has been a Director of the Company since 1993 and is one of the nominees included in the Company's proxy statement. He holds a BS degree in management from the Krannert School of Management, Purdue
University.

Margaret B. Hampton, 45. Ms. Hampton has been a Portfolio
Manager at Grace Brothers Ltd., an Evanston, Illinois based investment firm, since 1997. Previously, Ms. Hampton was a Managing Director for First Chicago Capital Corporation, a position she held for more than five years. Ms. Hampton is a Director of Furr's Restaurant Group in Dallas, Texas. Ms.
Hampton has been a Director of the Company since 2001 and is one of the nominees included in the Company's proxy statement. Ms. Hampton holds a BS in Industrial Engineering from Northwestern University and an MBA from the J.L.
Kellogg Graduate School of Management of Northwestern
University.

For additional information regarding the Nominees, see
Appendix I annexed to this Proxy Statement.

GRACE BROTHERS RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEES
 LISTED ABOVE ON THE ENCLOSED GREEN PROXY CARD

The Nominees will not receive any compensation from Grace
Brothers for services as a director of the Company or for agreeing to stand for election as a director. Except as disclosed in this Proxy Statement (including the Appendices hereto), none of the Nominees, Grace Brothers or any of their associates has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting.

Other Matters to be Considered at the Annual Meeting

With the exception of the election of directors, Grace
Brothers is not aware at the present time of any other matters, which are scheduled to be voted upon by shareholders at the Annual Meeting. However, if any other matter properly comes before the Annual Meeting, the persons named as proxies on the enclosed GREEN proxy card will have discretionary authority to vote all shares covered by such proxies in accordance with their discretion with respect to such matter.

SHARES OF THE COMPANY HELD BY GRACE BROTHERS AND THE
NOMINEES

The following table sets forth, as of May 12, 2003, the number and percent of outstanding shares of Common Stock beneficially owned by Grace Brothers and the Nominees:

Name of            Number of Shares    Percentage of Shares
Beneficial Owner   Beneficially Owned  Beneficially Owned
----------------   ------------------  --------------------
Grace Brothers Ltd.         3,858,973        29.6%
J. Robert Peart                 --            --
Gregg G. Williams	              --            --
James C. Hill                   --            --
Robert J. Daniels               --            --
Robert W. Sullivan             15,083         *
Margaret B. Hampton             2,900         *

Above Parties
as a Group . . . . . .      3,876,956        29.8%
- - - - -  -
      * Less than 1%

The Company's proxy statement sets forth information as to the number and percentage of outstanding shares beneficially owned by (i) each person known by the Company to own more than 5% of the outstanding Common Stock, (ii) each director of the Company, (iii) each of the five most highly paid executive officers of the Company, and (iv) all executive officers and directors of the Company as a group, and reference is made thereto for such information. Ms.
Hampton and Mr. Sullivan are currently directors of the Company.


CERTAIN BUSINESS RELATIONSHIPS

Mr. Williams, a nominee, is President and Chief Operating
Officer of Williams International Co., LLC, a manufacturer of gas turbine engines. From 1995 through 2001, Williams
International Co., LLC acquired forged parts from the Company for a jet engine manufactured by Williams
International. These engine parts were acquired from the Company following a competitive bidding process. The dollar value of these purchases ranged from approximately $476,000 and $658,000 in 1995 and 2001, respectively, to $1,650,000
in 2000. Williams International has not acquired products from the Company in 2002 or 2003.


ADDITIONAL PROXY INFORMATION

Miscellaneous Information

The outstanding voting securities of the Company consist entirely of shares of Common Stock, $0.01 par value per share, each share of which entitles the holder thereof to one vote. The record date for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting, or any adjournment thereof, has been established by the Board of Directors as the close of business on May 12, 2003. At that date, according to the Company's proxy materials, there were outstanding and entitled to vote 13,023,393 shares of Common Stock.

The presence, in person or by proxy, of the holders of record of a majority of the outstanding shares of Common
Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting, but if a quorum should not be present, the meeting may be adjourned from time to time until a quorum is obtained. A holder of Common Stock will be entitled to one vote per share on each matter properly brought before the meeting.
Cumulative voting is not permitted in the election of directors.

You may have previously received a GREEN proxy card on which you may have voted and which you may have already returned. HOWEVER, WE HAVE ENCLOSED A SECOND GREEN PROXY
CARD FOR YOUR USE, IN CASE YOU HAVE MISPLACED THE GREEN
PROXY CARD PREVIOUSLY SENT OR YOU WISH TO CHANGE YOUR VOTE.
IF YOU HAVE ALREADY VOTED YOUR PROXY AND YOU DO NOT WISH TO
CHANGE YOUR VOTE, YOU DO NOT NEED TO RETURN THE SECOND
PROXY CARD.

The GREEN proxy card circulated by Grace Brothers provides space for a stockholder to withhold voting for any of Grace
Brothers' nominees for the Board of Directors or to abstain from voting for any other proposal if the stockholder chooses to do so. Under Wisconsin law, directors are elected by a plurality of the votes cast at the meeting.
According to the Company's proxy statement, for purposes of determining the number of votes cast with respect to any voting matter, only those cast "for" or "against" are included. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the meeting.

Proxy Revocation

Whether or not you plan to attend the Annual Meeting, Grace
Brothers urges you to vote FOR our Nominees by signing, dating and returning the GREEN proxy card in the enclosed envelope. You can do this even if you have already sent a different proxy card solicited by the Company. It is the last proxy that counts.

Execution of a GREEN proxy card does not affect your right to attend the Annual Meeting and to vote in person. Any shareholder granting a proxy (including a proxy given to the Company) has the power to revoke such proxy at any time prior to the exercise thereof by filing with Grace
Brothers, MacKenzie Partners, or the Company a written revocation at or prior to the 2003 Annual Meeting, by executing a proxy bearing a later date or by attending the Annual Meeting and voting in person the shares of stock that such stockholder is entitled to vote. Merely attending the Annual Meeting will not revoke any previous proxy which has been duly executed by you. The GREEN proxy card furnished to you by the Grace Brothers, if properly executed and delivered, will revoke all prior proxies.

IF YOU PREVIOUSLY EXECUTED AND RETURNED A WHITE PROXY CARD
TO THE COMPANY, GRACE BROTHERS URGES YOU TO REVOKE IT BY
SIGNING, DATING AND MAILING THE GREEN PROXY CARD IN THE
ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING
WITHIN THE UNITED STATES.

Proxy Solicitation; Expenses

Grace Brothers will bear the entire expense of preparing, assembling, printing and mailing this Proxy Statement and the GREEN proxy card and the cost of soliciting proxies. In addition to this initial solicitation by mail, proxy solicitations may be made by Grace Brothers and the Nominees, without additional compensation, except for reimbursement of reasonable out-of-pocket expenses.
Solicitations may be made by telephone, facsimile, hand delivery messenger, and personal solicitors. Grace Brothers will pay to banks, brokers and other fiduciaries their reasonable charges and expenses incurred in forwarding proxy materials to their principals and in obtaining authorization for execution of proxies.

The total cost of this proxy solicitation (including fees of attorneys and solicitors and printing expenses) is estimated to be approximately $125,000. Through the date of this Proxy Statement, Grace Brothers has incurred approximately $50,000 of expenses relating to the solicitation. To the extent legally permissible, Grace
Brothers may seek reimbursement from the Company for the costs of this solicitation. Grace Brothers does not currently intend to submit approval of such reimbursement to a vote of shareholders of the Company at a subsequent meeting unless required by law.

Grace Brothers has retained MacKenzie Partners to assist in the solicitation of proxies. Grace Brothers will pay
MacKenzie Partners a minimum fee of $15,000. Grace Brothers has also agreed to reimburse MacKenzie Partners for its reasonable out-of-pocket expenses. MacKenzie Partners will solicit proxies from individuals, brokers, banks, nominees and other institutional holders. Approximately 26 persons will be utilized by MacKenzie Partners in its solicitation efforts, which may be made by telephone, facsimile, telegram or in person.


STOCKHOLDER PROPOSALS

According to the Company's proxy statement, in order for shareholder proposals for the 2004 Annual Meeting of Shareholders to be eligible for inclusion in the Company's proxy material, they must be received by the Company at its principal office in Cudahy, Wisconsin prior to December 10, 2003. If any shareholder who intends to propose any other matter to be acted upon at the 2004 Annual Meeting of Shareholders does not inform the Company of such matter if received less than 45 days in advance of the Annual Meeting of Stockholders in 2004, the persons named as proxies for the 2004 Annual Meeting of Stockholders will be permitted to exercise discretionary authority to vote on such matter even if the matter is not discussed in the proxy statement for that meeting.

ANNUAL REPORT OF THE COMPANY AND MANAGEMENT'S
PROXY STATEMENT

An annual report to stockholders covering the Company's fiscal year ended December 31, 2002, including financial statements, is required to be furnished to stockholders by the Company. Such annual report does not form any part of the material for the solicitation of proxies by the Grace
Brothers.

The Company is also soliciting proxies for use at the Annual Meeting and has furnished a proxy statement in connection therewith. Other than Ms. Hampton and Mr.
Sullivan, each a director of the Company, no other person affiliated with Grace Brothers is presently an officer or director, or otherwise engaged in the management of the Company. Consequently, Grace Brothers does not have current information concerning the Common Stock of the Company, the beneficial ownership of such stock by the principal holders thereof, other information concerning the Company's management, the procedures for submitting proposals for consideration at the next Annual Meeting of Shareholders of the Company and certain other matters regarding the Company and the Annual Meeting required by the rules of the SEC to be included in a proxy statement. Accordingly, reference is made to the Company's proxy statement for such information.

May 19, 2003

GRACE BROTHERS, LTD.

IF YOU HAVE ANY QUESTIONS OR REQUIRE ASSISTANCE, PLEASE
CALL:


[Logo of MacKenzie Partners, Inc.
105 Madison Avenue
New York, New York 10016
(212) 929-5500 (Call Collect)
or
Call Toll-Free (800) 322-2885
Email: proxy@mackenziepartners.com

APPENDIX I

CERTAIN INFORMATION REGARDING GRACE BROTHERS AND THE
NOMINEES

1.   Grace Brothers, Ltd.

Business Address: 1560 Sherman Avenue, Suite 900, Evanston,
Illinois 60202
Background Information:

Grace Brothers, Ltd. an Illinois limited partnership, is an Evanston, Illinois based investment firm. Grace Brothers has filed with the SEC a Statement on Schedule 13D, which contains information in addition to that furnished herein.
This Schedule 13D and any amendments thereto may be inspected at, and copies may be obtained from, the Public
Reference Section of the Securities and Exchange
Commission, 450 Fifth Street, N.W., Judiciary Plaza,
Washington, D.C., 20549, or on-line at www.sec.gov.

During the past two years Grace Brothers has not purchased or sold shares of Common Stock.

2.   J. Robert Peart (nominee)
Age: 40
Business Address: Residco, Three First National Plaza,
Suite 777, Chicago, Illinois 60602
Biographical Information:

Mr. Peart is currently a Managing Director with RESIDCO, a transportation investment banking firm. From 1999 until 2001, Mr. Peart was Senior Vice President and General
Manager of the engine sales and leasing division of AAR
Corporation. From 1996 until 1999 he was CFO of Southern
Air Transport, a privately held cargo airline. From 1988 until 1995, Mr. Peart was with Bank of Montreal in various corporate finance roles, including management responsibility for the bank's transportation/aerospace division. Mr. Peart holds a Bachelor's degree in accounting from Bradley University, and completed MBA course work at Northwestern University's Kellogg Graduate School of
Management.

During the past two years Mr. Peart has not purchased or sold any shares of Common Stock.

3.   Gregg G. Williams (nominee)
Age: 44
Business Address: 2280 W. Maple Road, P.O. Box 200, Walled
Lake, Michigan 48390
Biographical Information:

Mr. Williams is President and Chief Operating Officer of
Williams International Co., LLC, a manufacturer of gas turbine engines. Mr. Williams has been with Williams
International for more than 20 years. Mr. Williams holds numerous patents related to gas turbine engines and turbo machinery. Mr. Williams holds a BS in Mechanical
Engineering from the University of Utah.

During the past two years Mr. Williams has not purchased or sold any shares of Common Stock.

4.   James C. Hill (nominee)
Age: 55

Biographical Information:

From 1997 to 2001, Mr. Hill was Chairman and CEO of Vision
Metals, Inc., a Michigan based privately held steel manufacturing company. From 1983 until 1997, Mr. Hill was
Vice President of Quanex Corporation and President of the
Quanex Tube Group, a producer of specialty steel tubing.
Mr. Hill holds a BS in Metallurgical Engineering from
Lehigh University, an MS in Materials Science from
Northwestern University, and graduated from the Harvard
University Advanced Management Program.

During the past two years Mr. Hill has not purchased or sold any shares of Common Stock.

5.   Robert J. Daniels (nominee)
Age: 69

Biographical Information:

Mr. Daniels retired in 1995 as President and CEO of Liquid
Carbonic Industries and Executive Vice President of CBI
Industries, Inc., its parent. Mr. Daniels was a member of the Board of Directors of CBI from 1988 to 1995. From 1983 until 1987, Mr. Daniels served as Chief Financial Officer of Liquid Carbonics, after holding various financial positions with the Company since he joined in 1966. In 1996 he served as chairman of the Compressed Gas Association of North America, an industry trade association, located in Washington D.C. Formerly he was a director of IOMA, the international association of industrial gas manufacturers, and has served on several U.S. and European business boards of directors.

During the past two years Mr. Daniels has not purchased or sold any shares of Common Stock.

6.   Robert W. Sullivan (nominee)
Age: 44
Business Address: The Plitt Company, 1455 W. Willow St.,
Chicago, Illinois 60622

Biographical Information:

Mr. Sullivan is President of The Plitt Company, a seafood distribution concern. Mr. Sullivan had been President of The Martec Group, a sales and marketing consulting group for more than fifteen years. Mr. Sullivan is a Director of Furr's Restaurant Group in Dallas, Texas. Mr. Sullivan has been a Director of the Company since 1993 and is one of the nominees included in the Company's proxy statement. The
Company's proxy statement sets forth information as to the compensation paid to the board of directors, including Mr.
Sullivan. Reference is made thereto for such information.

During the past two years Mr. Sullivan has not purchased or sold any shares of Common Stock.

7.   Margaret B. Hampton (nominee)
Age: 45
Business Address: 1560 Sherman Avenue, Suite 900, Evanston,
Illinois 60202

Biographical Information:

Ms. Hampton has been a Portfolio Manager at Grace Brothers,
Ltd., an Evanston, Illinois based investment firm, since
1997. Previously, Ms. Hampton was a Managing Director for
First Chicago Capital Corporation, a position she held for more than five years. Ms. Hampton is a Director of Furr's
Restaurant Group in Dallas, Texas. Ms. Hampton has been a
Director of the Company since 2001 and is one of the nominees included in the Company's proxy statement. Ms.
Hampton holds a BS in Industrial Engineering from Northwestern University and an MBA from the J.L. Kellogg
Graduate School of Management of Northwestern University.
The Company's proxy statement sets forth information as to the compensation paid to the board of directors, including
Ms. Hampton. Reference is made thereto for such information.

During the past two years Ms. Hampton has purchased and sold shares of Common Stock as follows:

   Sept. 19, 2001    Purchase    2000     $7.65
   Sept. 19, 2001    Purchase    3000     $8.11
   Dec.   4, 2001    Sale        2000     $9.04
   Dec.  12, 2001    Sale         100     $8.90

8.   Bradford T. Whitmore (participant)
Age: 45
Business Address: 1560 Sherman Avenue, Suite 900, Evanston,
Illinois 60202

Biographical Information:

Mr. Whitmore has been the Managing Partner of Grace
Brothers, Ltd., an Evanston, Illinois based investment firm, since 1986. Mr. Whitmore is a director of Sunterra
Corporation as well as several privately held entities. Mr.
Whitmore holds a BS in Mechanical Engineering from Purdue
University, and an MBA from the J. L. Kellogg Graduate
School of Management of Northwestern University.

During the past two years Mr. Whitmore has not purchased or sold shares of Common Stock.

9.  Spurgeon Corporation (participant)
Business Address: 290 South Country Farm Road, Wheaton,
Illinois 60187

Background Information:

Spurgeon Corporation is a general partner of Grace
Brothers. As such, Spurgeon may be deemed a participant in the proxy solicitation. Spurgeon's principal business is to serve as general partner for Grace Brothers. As a general partner of Grace Brothers, Spurgeon may be deemed a beneficial owner of the shares owned by Grace Brothers as described in "Shares Of the Company Held by Grace Brothers and the Nominees" above. As described above, Grace Brothers has filed with the SEC a Statement on Schedule 13D, which contains information about Spurgeon in addition to that furnished herein.

During the past two years Spurgeon has not purchased or sold shares of Common Stock.

* * * * *

Except as set forth in this Proxy Statement (including
Appendices hereto), none of the persons or entities listed above, nor any of their respective associates, directly or indirectly:

* beneficially owns any shares of Common Stock of the Company or any securities of any subsidiary of the Company;

* has had any relationship with the Company in any capacity other than as a shareholder;

* has been a party to any transaction, or series of similar transactions, since January 1, 2002, nor is any currently proposed transaction known to any of them, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $60,000 and in which any of them or their respective affiliates or associates had, or will have, a direct or indirect material interest;

* has entered into any agreement or understanding with any person with respect to any future employment by the Company or its affiliates or any future transactions to which the Company or any of its affiliates will or may be a party;

* has a contract, arrangement or understanding within the past year with any person with respect to the Company's securities;

* has any agreement, arrangement or understanding with any person with respect to any future employment with the Company or any of its affiliates or with respect to any future transactions to which the Company or any of its affiliates may be a party, except for the agreements by the Nominees to serve as directors of the Company if elected;

* is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries in any material legal proceeding; or

* has, in the past ten years, been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

PROXY FOR
ANNUAL MEETING OF SHAREHOLDERS OF
LADISH CO., INC. TO BE HELD
JUNE 6, 2003

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

* Please detach and mail in the envelope provided.*
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PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS
SHOWN HERE |X|
-----------------------------------------------------------
This Proxy may be revoked at any time before the authority granted is exercised by (i) delivering written statement of revocation to the secretary of the Company, (ii) submitting a later dated Proxy or (iii) attending the Annual Meeting and voting in person.

Proposal (1): Election of Directors:

NOMINEES

[ ]  FOR ALL NOMINEES              +   J. Robert Peart
[ ]  Withhold authority            +   Gregg G. Williams
     FOR ALL NOMINEES              +   James C. Hill
[ ]  FOR ALL EXCEPT:               +   Robert J. Daniels
(See instructions below)           +   Robert W. Sullivan
                                   +   Margaret B. Hampton

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and write that nominee's name in the space provided below:

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To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Shareholder
____________________
Date:_________

Signature of Shareholder
________________________
Date:_________

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

GREEN PROXY

THIS PROXY IS BEING SOLICITED BY AND ON BEHALF OF
GRACE BROTHERS, LTD.

The undersigned hereby appoints Larry Dennedy, Peter I.
Mason, Robert A. McWilliams and Bradford T. Whitmore with full power to act alone and with full power of substitution, as proxy of the undersigned, to attend the Annual Meeting of Ladish Co., Inc. (the "Company")to be held on Friday, June 6, 2003, and any adjournment or postponement thereof (the "Annual Meeting"), and to vote all shares of Common Stock of the Company held of record by the undersigned on May 12, 2003, upon any and all matters that may properly come before the Annual Meeting. This
Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO
DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE
ELECTION OF ALL NOMINEES LISTED ON THE REVERSE SIDE. This
Proxy, when properly executed, may be voted in the discretion of the proxy upon any and all other matters that may properly come before the Annual Meeting and the proxy is hereby authorized to vote the shares of Common Stock represented by the proxy on matters incident to the conduct of the Annual Meeting, including any motion to adjourn or postpone the Annual Meeting (although the proxy does not intend, and is not aware at this time of any intention of any other person, to make such a motion).

(Continued and to be signed on the reverse side)